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                        AGREEMENT FOR BROADBAND SERVICES

This Agreement is made by and between Celerity Systems, Inc., a Delaware corporation with offices at 122 Perimeter Park Drive, Knoxville, TN 37922 ("Celerity"), and DesertScape Partners, L. P., ("Property Owner/Developer"), with offices for transaction of business located at One Bala Avenue, Suite 400, Bala Cynwyd, Pennsylvania 19004. The Attachments and Exhibits attached to, and referred to in this Agreement shall be deemed incorporated herein.

1. TERM. This Agreement shall commence on January 2, 2001 (the "Effective Date"), and continue for ten (10) years unless earlier terminated pursuant to this Agreement.

2. SCOPE OF AGREEMENT. Property Owner/Developer agrees to: 1) endorse and promote Celerity as the preferred supplier of broadband services, including Interactive TV, Video-on-Demand, Satellite and Terrestrial Cable TV, internet access, as such services may be offered by Celerity from time to time, as defined in Attachment 4 -"Services", to tenants residing at the property or properties specified in Attachment 1 ("Property"); and 2) allow Celerity to provide the Services to the tenants of the Property ("Tenants"). In return, Celerity will provide Property Owner/Developer with certain services under the terms and conditions specified in this Agreement. Attachment 1 includes the location of the Property and the total number of individual residential units per Property ("Units")."

3.       CELERITY OBLIGATIONS.

3.1. Celerity agrees to provide the following:

      a. Remittance of [... a] payment to the Property Owner/Developer, for the term of the contract, for costs associated with the preparation of the Property (`Infrastructure Fee'). The Infrastructure Fee will be paid monthly beginning on the first month following the final issuance of a Certificate of Occupancy.
      b. Management and maintenance of the Celerity facilities located on the Property.
      c. Marketing and promotional support including: 1) Product and service collateral materials and displays, 2) Celerity signage, and 3) Notice of special promotions and offers.
      d. An assigned Celerity account team.
      e. Celerity shall be responsible for any required site infrastructure not currently available at the site. However, such infrastructure, such as building wiring, site distribution conduit, power and Clubhouse telecommunication equipment space as is normally provided by Property Owner shall not be the responsibility of Celerity.
      f. Celerity shall be responsible for all third-party hardware, software or services necessary to deliver the Services to the Tenants and the Property Owner/Developer.
      g. Payment to Property Owner/Developer of commissions as set forth in the Celerity MDU (Multiple Dwelling Unit) Owner Commission Program ("OCP") as specified in Attachment 2.
      h. Celerity's products and services will work as per specification or better for the life of the Agreement. From time to time, Celerity may, at its own initiative, improve or upgrade the products or services, but in no case will it reduce the quality of such products or services below the original specification. If other providers of substantially similar systems offer products or services within the exclusive service area that are significantly better than those provided by Celerity at the same or lower cost, Property Owner/Developer may request that Celerity modify or enhance its products or services to be competitive with such systems. If Celerity cannot or elects not to make such modifications or enhancements within one (1) year of this request, Property Owner/Developer may, on at least ninety (90) days notice to Celerity, terminate this Agreement and either purchase the Celerity system at Celerity's depreciated book value or ask Celerity to remove the system at Celerity's expense.

3.2. In addition, Celerity will provide the following other services to the Property Owner/Developer under this Agreement:
         a. Celerity shall provide, at no cost to the OWNER, bandwidth for (4) cable television channels for use by the Property Owner/Developer for Community related services. Property Owner/Developer shall be responsible for Property Owner/Developer' equipment and maintenance cost related to

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              the use of these channels. Provided however, Celerity shall provide and install one (1) character generator for one (1) of the four (4) cable channels.

         b. At the request of the Property Owner/Developer, Celerity shall provide all Broadband Services to up to eight (8) outlets, defined by the Property Owner/Developer, within the Property Clubhouse at no cost to the Property Owner/Developer.

4. PROPERTY OWNER/DEVELOPER OBLIGATIONS. During the term of this Agreement Property Owner/Developer agrees to the following obligations:

4.1. Endorsement and promotion of Celerity as the preferred full service provider of the Broadband Services, as defined in Attachment 4, and vendor of choice to the Tenants. Such endorsement will include, but may not be limited to, the following: 1) supplying literature, brochures and such promotional material as Celerity may supply from time to time; 2) posting Celerity signage; and 3) verbally endorsing Celerity Services to the Tenants. The specific endorsement activities must be agreeable to both parties.

4.2. Pursuant to applicable law or agreement(s), in its Tenant leasing packet, to make specific and exclusive reference to "Celerity" as its preferred provider of broadband services and include such information as Celerity may supply on how to order new Celerity Service.

4.3. With respect to the Property, Property Owner/Developer will not endorse or enter into another endorsement agreement with any other broadband service provider including but not limited to revenue sharing agreements; provided however, Property Owner/Developer shall not preclude Tenants from selecting a service provider other than Celerity.

4.4. To purchase for its own use Celerity broadband services from Celerity.

4.5. To provide, within reason, all the necessary and adequate termination space and reusable supporting structures for cable/wire within the buildings containing the Units and on the Property as required in state and local tariffs.

4.6 This Agreement will cover one hundred (100%) percent of Property Owner/Developer' Units on the Property. Property Owner/Developer will commit all residential Units.

4.7. As soon as possible, and in any event before any Tenants move into any Units, provide Celerity with specific street addresses for each building at the Property location, the range of Unit numbers in each building, the first anticipated or scheduled Tenant move in date, the construction schedule (including when each building opens or comes online), required service dates, and red-lines or one-line drawings of the Property site. A form for organizing this information is attached hereto as Attachment 3.

5.0 OWNERSHIP AND PROVISIONING OF SERVICE. Title to and ownership of all Celerity supplied equipment and facilities up to each demarcation point is and remains with Celerity. Celerity will provision and supply the Services in any manner and by means of any equipment, software, and facilities Celerity chooses in its sole discretion. The size and placement of all premise equipment, utilized by Celerity for the delivery of the Services, shall be approved by the Property Owner/Developer and be as defined in Attachment 5 - "Service Drawings". The Property Owner/Developer shall retain ownership of all communication infrastructure Facilities on the Property comprised of the building and site distribution communication components, excluding any regulated communications underground site egress cable and wiring, and those components owned by Celerity. Celerity shall have the right to use (RTU) components of these Facilities, as defined in Attachment 6 - "Celerity RTU Facilities", as required to deliver Celerity provided Services. At the end of the term of this Agreement, unless renewed by both parties prior to the expiration date, the residual value of that portion of the Facilities not owned by the Property Owner/Developer and excluding any regulated U S WEST Communications underground site egress cable and wiring, shall be considered zero ($0.00), and ownership of these Facilities shall transfer in whole to the Owner.

6.0      IMPLEMENTATION & OPERATIONS

6.1 Standard of Workmanship. All work shall be performed by Celerity or its subcontractors in a good

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and workmanlike manner, in accordance with all applicable laws, rules, and regulations of governmental authorities, including, without limitation, all building and electrical codes.

6.2 Control of Operations. Except as expressly otherwise provided herein, Celerity shall have sole control over all of the operations pertaining to the Broadband System and to the provision of the Broadband Services. Celerity shall maintain and operate the Broadband System at its sole cost and expense. Celerity shall have adequate staff available to receive requests for service and installation from residents of the Property.

6.3 Services. Celerity shall provide Broadband Services to the residents of the Property who subscribe to it. The quality of service provided by Celerity under this Agreement shall be as good as, or better than, the quality of service generally provided by franchised providers of Broadband Services to comparable properties in the metropolitan area in which the Property is located. Celerity retains the right to control, add to, delete, and/or change the Broadband Services.

6.4 System Outages/Repairs. Celerity maintains customer service lines to handle customer service inquiries and support from 7:00 A.M. to 8:00 P.M. MST Monday through Saturday, and also provides access to personnel to respond to system wide emergencies on a 24 hour basis, 7 days a week. Subject only to the availability of replacement hardware, Celerity shall take all action commercially reasonable to restore service in the event of any system outage (e.g., severed line, channel(s) outage which affect the whole or any major part of the Broadband television system) as soon as notice is received by Celerity. With respect to individual service complaints, Celerity shall use its best efforts to remedy any individual subscriber problems by appointment during regular business hours.

6.5 Pricing. Celerity shall offer the Broadband Services to the residents of the Property on terms and at prices that are generally competitive with other providers of similar services in the metropolitan area in which the Property is located. Service rates shall be as listed in the attached Attachment 7 - ("Service Rates").

7.       ADVERTISING; PUBLICITY.

7.1. Property Owner/Developer acknowledges the value of "Celerity" and the other marks contained in Celerity supplied materials (the "Marks") and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to Celerity Systems, Inc. and that nothing contained in this Agreement is intended as an assignment or grant to Property Owner/Developer of any right, title or interest in the Marks. Other than Celerity supplied materials, reference to or use of Celerity' name, logo, or Marks in any advertising, promotional efforts or publicity ("Promotional Material") by Property Owner/Developer will be granted by Celerity only under the following conditions:

         a. Property Owner/Developer must first submit the Promotional Material to Celerity and receive Celerity's prior written approval.
         b. The Promotional Material shall not be used in connection with any goods or services other than Celerity Services.
         c. Upon termination of this Agreement, all permission to use the Promotional Material shall cease to exist and Property Owner/Developer, at Celerity's direction, either shall promptly return the Promotional Material to Celerity or destroy it.

7.2. Nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any copyrighted material, logo, trademark, trade name, or any other intellectual property now or hereafter owned by either party. Celerity makes no warranties regarding its ownership of any rights in or the validity of the Marks. Celerity indemnifies the Property Owner/Developer against any infringement claims resulting from the improper use of Celerity provided Promotional Material.

8.       TERMINATION OF AGREEMENT FOR DEFAULT.

8.1 Either party may terminate this Agreement in the event of a material breach of the terms hereof by the

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other party which is not timely cured. The breaching party first shall be given written notice of the breach and 30 days from the date of receipt of the notice in which to cure the breach.

8.2 This Agreement may be terminated by either party giving notice to the other at any time after the occurrence of the following events: (a) a receiver, trustee, or liquidator of the other party is appointed for any of its properties or assets; (b) the other party makes a general assignment for the benefit of creditors; (c) the other party is adjudicated as bankrupt or insolvent; (d) a petition for the reorganization of the other party or an arrangement with its creditors, or readjustment of its debt, or its dissolution or liquidation is filed under any law or statute; and (e) the other party ceases doing business, commences dissolution or liquidation.

9.       LIMITATION OF LIABILITY.

9.1. NEITHER PARTY IS LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES, INCLUDING COMMERCIAL LOSS, HOWEVER CAUSED AND REGARDLESS OF LEGAL THEORY OR FORESEEABILITY, WHICH DIRECTLY OR INDIRECTLY ARISES FROM THE SERVICES OR EQUIPMENT PROVIDED BY QWEST.

9.2. EACH PARTY IS RESPONSIBLE TO THE OTHER FOR ACTUAL, PHYSICAL DAMAGES DIRECTLY CAUSED IN THE COURSE OF ITS PERFORMANCE UNDER THE AGREEMENT, BUT LIMITED TO DAMAGES FOR PERSONAL INJURY OR DEATH, OR TO TANGIBLE PROPERTY ARISING IN EACH CASE FROM ITS NEGLIGENT ACTS OR OMISSIONS.

10. UNCONTROLLABLE CIRCUMSTANCES. Neither party shall be deemed in violation of this Agreement if it is prevented from performing any of the obligations under this Agreement by reason of severe weather and storms; earthquakes or other natural occurrences; strikes or other labor unrest; power failures; nuclear or other civil or military emergencies; acts of legislative, judicial, executive or administrative authorities; or any other circumstances which are not within its reasonable control.

11. CONFIDENTIAL INFORMATION. Either party may receive or have access to records and information, whether written or oral, which the other party considers to be confidential and proprietary, including technical information such as specifications, drawings, and technical guidelines. Such information shall be designated by the providing party as confidential and/or proprietary, and the receiving party shall hold such confidential or proprietary information, including this Agreement, in trust and confidence for the providing party, shall use it only for the purposes permitted hereunder, and shall deliver to the providing party all such records and information, in written or graphic form, upon expiration or termination of this Agreement. Nothing in this section shall be construed to limit the use of or dissemination by the receiving party of such information as is previously known to the receiving party or is publicly disclosed by the receiving party either prior or subsequent to the receiving party's receipt of such information from the providing party.

12. DISPUTE RESOLUTION. Any claim, controversy or dispute between the parties shall be resolved by binding arbitration in accordance with the Federal Arbitration Act, 9 U.S.C. 1-16, not state law. The arbitration shall be conducted by a retired judge or a practicing attorney under the rules of the American Arbitration Association. The arbitrator's decision shall be final and may be entered in any court with jurisdiction. The arbitrator may award only compensatory damages and injunctive relief. Each party shall be responsible for its own costs.

13. LAWFULNESS. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders. Any change in rates, charges or regulations mandated by the legally constituted authorities will act as a modification of any contract to that extent without further notice. This Agreement shall be governed by the laws of the state where the Property is located.

14. SEVERABILITY. In the event that a court, governmental agency, or regulatory agency with proper jurisdiction determines that this Agreement or a provision of this Agreement is unlawful, this Agreement, or that provision of the Agreement to the extent it is unlawful, shall terminate. If a provision of this Agreement is terminated but the parties can legally, commercially and practicably continue without the terminated provision,

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and the terminated provision is not material in implementing the intentions of the parties hereto, the remainder of this Agreement shall continue in effect.

15.      GENERAL PROVISIONS.

15.1. Failure or delay by either party to exercise any right, power, or privilege hereunder, shall not operate as a waiver hereto.

15.2. In the event Property Owner/Developer transfers the Property, Property Owner/Developer shall provide Celerity with notice of the proposed transfer, as well as the name, address, and telephone number of the proposed transferee, at least thirty (30) days prior to the transfer. Property Owner/Developer shall ensure that this Agreement is assigned to any transferee of the Property, except that this Agreement may not be assigned to a telecommunications reseller or telecommunications carrier under any circumstances. If Property Owner/Developer attempts to assign this Agreement to a broadband service company, or any parent, subsidiary, or affiliate thereof, Celerity may terminate this Agreement.

15.3. This Agreement constitutes the entire understanding between the Property Owner/Developer and Celerity with respect to the subject matter hereof and supersedes any prior agreements or understandings.

15.4 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same agreement.

15.5. If a party returns this Agreement by facsimile machine, the signing party intends the copy of the signature printed by the receiving facsimile machine to be its original authorized signature.

15.6 All notices required hereunder shall be in writing and sent by express courier, by facsimile if receipt is confirmed or by registered or certified mail, postage pre-paid to the addresses set forth below the parties' signatures or to such other addresses as any party may specify in writing from time to time to the other party.

16. EXECUTION. The parties hereby execute and authorize this Agreement as of the latest date shown below:

DesertScape Partners, L. P.,               Celerity Systems, Inc.

/s/ Terry Lewis                            /s/ Kenneth D. Van Meter
------------------------------------       ------------------------------------
Signature                                  Signature


Terry Lewis                                Kenneth D. Van Meter
------------------------------------       ------------------------------------
Name Typed or Printed                      Name Typed or Printed


President                                  President and CEO
------------------------------------       ------------------------------------
Title                                      Title

January 5, 2001                            January 5, 2001
------------------------------------       ------------------------------------
Date                                       Date

Address for Notices:                       Address for Notices:
Terry Lewis                                President
2025 Lakepointe Drive, Suite 1-B           122 Perimeter Park Drive
Lewisville, TX  75057                      Knoxville, TN 37922

Fax: 972-315-8856                          Fax: 865 539 3502


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                                  ATTACHMENT 1

                               PROPERTY AND UNITS

Where terms or conditions of this Attachment 1 conflict with other terms or conditions of this Agreement, the terms and conditions of this Attachment 1 shall take precedence. This Agreement covers the Property at the following locations and the indicated number of Units to be constructed on the Property (the Property must be within Celerity's serving area):

Property Location (s)             # of Units               Construction Start
---------------------             ----------               ------------------
                                                                 Date
                                                                 ----
DesertScape Apartments                                        June 2000
5120 E. Hampton
Mesa, AZ  85206
Total Number of Units                266

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                                  ATTACHMENT 2

                            OWNER COMMISSION PROGRAM

With respect to the parties' rights and obligations under the OCP, in the event of any inconsistency or conflict between this Attachment 2 and the remainder of this Agreement, the terms and conditions of this Attachment 2 shall prevail.

      PROPERTY OWNER/DEVELOPER MARKETING ENDORSEMENT THROUGH OCP AGREEMENT

1. COMPENSATION. Compensation for the services performed by Property Owner/Developer hereunder shall be as specified in Exhibit 1. The compensation agreed to herein shall be the total compensation due to Property Owner/Developer under this Attachment 2 and will be paid only in accordance with the terms hereof. Celerity will provide, within twenty (20) business days after the end of each month, a report of the revenue generated by each residential Unit at the Property. Celerity will normally render no more than one (1) compensation check to Property Owner/Developer each month, regardless of the number of projects included in the Property or the number of properties managed by Property Owner/Developer.

2.       PROPERTY OWNER/DEVELOPER OBLIGATIONS.

2.1. Property Manager shall market and promote the Services to its new Tenants on behalf of Celerity. Property Manager shall be available and responsive to its Tenants during its normal business hours.

2.2. Property Manager shall display mutually agreeable signage indicating the availability of Celerity products and services. In addition, Property Owner/Developer will maintain a sufficient supply of welcome cards and collateral materials, provided by Celerity at no charge. Property Owner/Developer shall provide Celerity at least three (3) weeks lead time in order to replenish Property Owner/Developer's supplies of such welcome cards and collateral materials. Celerity will mail all such welcome cards and collateral materials to Property Manager at the following address:

                           Property Manager
                           DesertScape Apartments
                           5120 E. Hampton
                           Mesa, AZ  85206

2.3. Prior to promoting Services to its Tenants, Property Manager shall attend an OCP process orientation session conducted by Celerity. Property Manager will train its leasing staff (including orientation updates as necessary) on a timely basis. If Property Manager believes additional orientation sessions are needed for Property Manager to successfully fulfill its obligations hereunder, Property Manager will give four (4) weeks notice to Celerity to schedule such training.

2.4. Property Owner/Developer is not authorized to alter, orally or in writing, any price, term, or condition of any Celerity service. Property Owner/Developer shall not make any representations or warranties concerning the Services, Celerity or the OCP, or impose any conditions directly or indirectly, other than those expressly authorized by Celerity.

2.5 Celerity, at its sole discretion, may accept or reject any order. No order shall be final until Celerity accepts such order. Property Owner/Developer shall have no authority to approve or accept any orders on behalf of Celerity. Celerity reserves the right to cancel or terminate any order, or to permit the Tenant to cancel or terminate any order, in whole or in part, at Celerity's sole discretion.

2.6. Celerity may remove or delete any particular product or service from the OCP only if Celerity no longer provides that product or service, or unless, after a reasonable effort, the parties determine that either (a) the product is not of sufficient interest to the tenants or management of that property, or (b) such services cannot

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be provided profitably at that property for reasons beyond the control of the parties.. Celerity also agrees not to lower commission rates.

2.7. If Property Owner/Developer pays compensation to its Property management personnel, Property Owner/Developer shall determine, establish, administer and distribute any such compensation that it may remit to such Property management personnel.

3.       CELERITY OBLIGATIONS.

3.1. Celerity will provide Property Owner/Developer with sufficient quantities of signage, welcome cards and collateral materials.

3.2. Celerity will provide initial orientation to Property Manager at a location to be mutually agreed upon by the parties. Any additional orientation requested by Property Manager pursuant to Section 2.3. above will be at a time and place mutually agreed upon by the parties.

4. INSURANCE AND INDEMNITY. Without limiting in any way the indemnification obligations set forth herein, the parties shall each maintain, at their own expense, worker's compensation insurance to provide protection against claims under applicable workers compensation laws and employer's liability. Additionally, commercial general liability insurance, including contractual liability coverage for insurable obligations assumed hereunder, and personal injury coverage shall be maintained. Such insurance shall provide protection against claims and liability including, but not limited to, claims for bodily injury or property damage, which may arise or result from the activities set forth herein. At either party's request the other party shall furnish satisfactory proof of insurance coverage. Each party to this Agreement hereby agrees to defend, indemnify, and hold harmless the other party and its affiliated companies, and their directors, officers, employees, agents, successors, and assigns, from and against any liabilities, claims, costs, losses, and expenses, including attorney fees, incident to or resulting from its negligent acts and omissions related to this Agreement.

5. Owners Right To Audit. Upon providing CELERITY with fifteen days prior written notice of the Owner's desire to do so, the Owner at its expense, may audit the records of the CELERITY relating to revenues generated from Subscribers at the Property during the immediately preceding two-year period. Such audit shall be conducted during CELERITY's business hours at the office where such records are normally kept. If OWNER'S audit discloses an underpayment of the Owner's Revenue Share, CELERITY shall, subject to its right to contest Owner's audit, forward such underpayment to the Owner. If such underpayment exceeds five percent of the actual amount of Owner's revenue share for the last year, then, subject to CELERITY's right to contest Owner's audit. CELERITY shall reimburse the Owner for all reasonable third-party costs of the Owner's audit. If CELERITY elects to contest the Owner's audit, CELERITY shall mutually agree on an independent auditor to re-audit the Total Gross Collected Receipts from Subscribers at the Property for the applicable period. The determination of such auditor shall be binding. If such independent auditor determines that CELERITY underpaid the Owner's revenue share by more than five percent of the Owner's Revenue Share for the last year, then CELERITY shall pay the cost of the second audit; otherwise the Owner shall pay the cost of the second audit.

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